Financial Risk Management and Financial Instruments	12 Months Ended
Jun. 30, 2021
Disclosure of Financial Risk Management and Financial Instruments [Abstract]
Financial Risk Management and Financial Instruments
1 6 .	FINANCIAL RISK MANAGEMENT AND FINANCIAL INSTRUMENTS

(a)	Overview
The Company is exposed to risks of varying degrees of significance which could affect its ability to achieve its strategic objectives for growth. The main objectives of the Company’s risk management process are to ensure that risks are properly identified and that the capital base is adequate in relation to those risks. The principal financial risks to which the Company is exposed have not changed from the year ended June 30, 2020. The Company enters into foreign exchange forward contracts to minimize its exposure to foreign exchange rate risks.

(b)	Market risk
Market risk is the risk that changes in market prices, such as fluctuations in the market prices of the Company’s publicly traded investments, foreign exchange rates, and interest rates, will affect the Company’s income or the value of its financial instruments. The Company does not engage in risk management practices related to its investments or interest rate risks, such short selling with respect to its investments.
The Company operates internationally, primarily in the United States, giving rise to exposure to market risks from foreign exchange rates. The Company’s functional currency is the U.S. dollar. However, the Company maintains Canadian dollar net asset positions, and therefore records gains in periods of rising Canadian dollar exchange rates and losses in periods of declining rates. Canadian dollar operating costs are converted at current exchange rates, while revenue is recorded at historic rates from when the sales contracts were recorded into deferred revenue, and as a result the Company’s operating income decreases in periods when the Canadian dollar appreciates.
The Company engages in risk management practices related to its foreign currency denominated operating expenses by hedging using derivative instruments such as foreign exchange forward contracts.
Foreign Currency Sensitivity Analysis
Volatility in the Canadian dollar relative to the U.S. dollar could impact the Company’s current operating margins as a significant amount of operating costs are denominated in Canadian dollars. Appreciation in the Canadian dollar would negatively impact the Company’s current operating margins, while depreciation in the Canadian dollar would positively impact current operating margins. The Company is also exposed to fluctuations in the U.K. pound, through U.K. pound working capital balances and operating expenses.
If unhedged, the Company’s sensitivity to a 1% strengthening of the Canadian dollar against the U.S. dollar is an approximate decrease of $309,000 in annual operating income and a $405,000 decrease in net income. This sensitivity decreases commensurate with the amount of Canadian dollar denominated operating expenses that are hedged.
The Company’s sensitivity to a 1% strengthening of the U.K. pound against the U.S. dollar is an approximate decrease of $27,000 in annual operating income and a $26,000 decrease in net income. For a 1% weakening of the Canadian dollar or U.K. pound against the U.S. dollar, there would be an equal and opposite impact on operating income and net income.
The Company enters into foreign
exchange
forward contracts to minimize its exposure to foreign exchange rate risks. These contracts are designated as cash flow hedges.

(c)	Liquidity risk
Liquidity risk is the risk that the Company is not able to meet its financial obligations as they fall due or can do so only at excessive cost. The Company mitigates liquidity risk by holding sufficient cash and cash equivalents to meet its financial obligations. The Company’s growth is financed through cash on hand and cash flows from operations. The majority of the Company’s financial liabilities recorded in trade and other payables are due within 60 days.
Given the Company’s available liquid resources as compared to the timing of the payments of liabilities
, management assesses the Company’s liquidity risk to be low.

(d)	Credit risk
Credit risk
represents
the financial loss that the Company would experience if a counterparty to a financial instrument, in which the Company has an amount owing from the counterparty, failed to meet its obligations in accordance with the terms and conditions of its contracts with the Company. The carrying amount of the Company’s financial assets represents the Company’s maximum credit exposure.
The Company manages credit risk related to accounts receivable by carrying out credit investigations for new customers and partners, and by maintaining reserves for potential credit losses. The majority of the accounts receivable balance is due from well-capitalized computer manufacturers who have a history of paying on a timely basis. Accounts receivable are net of allowance for doubtful accounts of $315,000 (2020 – $315,000). At June 30, 2021, 5% of the Company’s accounts receivable balance is over 90 days past due (2020 – 1%).
The Company manages credit risk related to cash, cash equivalents, and short-term investments by maintaining bank and investment accounts with high credit quality financial institutions, including Schedule 1 banks.
The Company is exposed to credit risk on derivative financial instruments arising from the potential for counterparties to default on their contractual obligations. The Company mitigates this risk by limiting counterparties to highly rated financial institutions and by continuously monitoring their creditworthiness. The Company’s exposure to credit loss and market risk will vary over time as a function of currency exchange rates. The Company measures its counterparty credit exposure as a percentage of the total fair value of the applicable derivative instruments. Where the net fair value of derivative instruments with any counterparty is negative, the Company deems the credit exposure to that counterparty to be $nil. As at June 30, 2021, the Company had a credit risk exposure to counterparties with outstanding or unsettled foreign exchange derivative instruments of $257,000 on a notional amount of $4,632,000 relating to derivative assets (2020 – $nil).

(e)	Fair value of financial instruments
The carrying value of cash and cash equivalents, accounts receivable, and trade and other payables approximate their fair values due to the immediate or short-term nature of these instruments. Short-term investments are carried at market value using Level 1 valuation inputs.
The fair value of derivative assets are measured using Level 2 fair value inputs. Derivative assets are included in trade and other receivables (note 4).

(f)	Derivative financial instruments
The Company enters into foreign exchange forward contracts to minimize its exposure to foreign exchange rate risks. These contracts have been designated as cash flow hedges. The maturity dates of these instruments range from July 2021 to August 2021. The fair value and notional amount of foreign exchange forward contracts outstanding are as follows:

	Derivative assets
	June 30, 2021	June 30, 2020

Fair value of derivatives designated as cash flow hedges	$257	$—

Notional amount	4,632	—

As at June 30, 2021, the net unrealized gain on these forward contracts was $257,000 (2020 – $nil). Unrealized gains were recorded in trade and other receivables and other comprehensive income (“OCI”). As at June 30, 2021, the Company estimates that 100% of net unrealized gains/losses on these forward contracts will be reclassified into income (loss) within the next twelve months.
During the year ended June 30, 2021, gain of $257,000 relating to the effective portion was recognized in OCI. There was $nil reclassified from OCI into income relating to the ineffective portion. During the year ended June 30, 2021, $854,000 in hedging gains (2020 – $245,000 in hedging losses) were recognized in operating expenses.